The Sentinel Funds

Supplement dated March 3, 2016

to the Mid Cap Fund Summary Prospectus dated April 20, 2015

Notice of Reorganization of the Sentinel Mid Cap Fund into the Sentinel Small Company Fund

The Board of Directors of Sentinel Group Funds, Inc. (the “Corporation”) has approved the reorganization (the “Reorganization”) of the Sentinel Mid Cap Fund (the “Mid Cap Fund”), a series of the Corporation, into the Sentinel Small Company Fund (the “Small Company Fund”), also a series of the Corporation.  It is anticipated that the Reorganization will occur on March 30, 2016, or as soon as possible thereafter (the “Closing Date”), provided that all other conditions to completing the proposed Reorganization have been satisfied.  Additional details about the proposed Reorganization and the Mid Cap Fund are contained in a combined prospectus/information statement that was mailed on or about February 29, 2016 to shareholders of record of the Mid Cap Fund on February 12, 2016 (the “Record Date”).

The Sustainable Mid Cap Fund will close to new purchases on March 29, 2016.

The Reorganization does not require a shareholder vote.

1